The Lincoln National Life Insurance Company
Lincoln Life Variable Annuity Account N

Lincoln Life & Annuity Company of New York
Lincoln New York Account N for Variable Annuities

Lincoln ChoicePlus AssuranceSM (A Class)
Lincoln ChoicePlus AssuranceSM (B Class)

Supplement dated June 1, 2010 to the Prospectus dated May 1, 2010

This Supplement outlines a change to one of the investment options under your individual variable annuity contract.  All other provisions outlined in your prospectus remain unchanged. This Supplement is for informational purposes and requires no action on your part.

Effective on or around June 1, 2010, the name of the VanKampen UIF Capital Growth Portfolio was changed to “Morgan Stanley UIF Capital Growth Portfolio.”  The fees and the investment objective of the fund remain unchanged and are outlined in your May 1, 2010 prospectus.  Please refer to the fund prospectus for additional information about the fund.

Please retain this supplement for future reference.